

Aspen Bio Pharma

NASDAQ CM: APPY

Management Presentation

December 2007

Safe Harbor Statement

Certain statements made in this presentation include historical information and forward looking actions that AspenBio Pharma anticipates based on certain assumptions. These statements are indicated by words such as "expect", "anticipate", "should" and similar words are indicating uncertainty in facts, figures and outcomes. While AspenBio Pharma believes that the expectations reflected in such forward-looking statements are reasonable, it can give no assurance that such statements will prove to be correct. The risks associated with the company are detailed in the Company's Annual Report on Form 10-KSB for the year ended December 31, 2006 and other reports filed by the Company with the Securities and Exchange Commission.

The Offering

Issuer:	AspenBio Pharma, Inc.
Nasdaq Symbol:	APPY
Transaction Type:	PIPE
Amount:	Up to $20 million
Shares Out.:	28.2 million
Use of Proceeds:	For research and development, product development, FDA approval related activities and general corporate purposes.
Timing:	December
Placement Agent:	Oppenheimer & Co.

Aspen Bio Pharma

Management & Directors

Executive	Experience
Gregory Pusey *Chairman*	▪ Diversified Public company experience ▪ Bactolac Pharmaceuticals/Cambridge Holdings/Security With Advanced Tech
Richard Donnelly *President & CEO*	▪ Heska Corporation ▪ Wyeth Corporation
Jeffrey McGonegal *Chief Financial Officer*	▪ Security With Advanced Technology ▪ Cambridge Holdings ▪ Fmr. Managing Ptr, BDO Seidman
Gail Schoettler *Director*	▪ Fmr. U.S. Ambassador ▪ Fmr. Lt. Governor, Colorado
Douglass Helper, Ph.D. *Director*	▪ VP, R&D – IDEXX Pharmaceuticals ▪ Fmr. Co-founder – Blue Ridge Pharmaceuticals
David Welch *Director*	▪ CFO – American Millennium Corp.

Aspen Bio Pharma

AspenBio Pharma Overview

- Emerging Bio-pharmaceutical company w/ several late-stage products across two market segments: human & animal
- Breakthrough Human Appendicitis Blood Test System
- Introducing new class of animal fertility drugs & tests using patented & potentially dominant Recombinant DNA reproduction technology
- Base revenue generating business in human antigen production

Product Pipeline

Human Diagnostics

Product	R&D	Clinical Testing	File FDA	Commercial-ization
AppyScore				**2008**
AppyScreen			Estimated Late 2008	ND

Note: These are preliminary estimates which maybe impacted by events beyond the control of AspenBio Pharma

Aspen Bio Pharma

Product Pipeline

Animal Healthcare

Animal Drugs	R&D	Field Test	File FDA	Licensing
Bovine Pregnancy Maintenance	StayBred™		Filed Q1 2007	2008
Bovine & Equine Follicle Stimulating (Fertility Enhancer)	BoviPure FSH™		Filed Q3 2007	2008

Animal Diagnostics	R&D	Marketing Partner & Development	Field Tests	Sales
Bovine Early Pregnancy Test	SurBred™	Merial	Ongoing	TBD

Note: These are preliminary estimates which maybe impacted by events beyond the control of AspenBio Pharma

Human Diagnostics

Appendicitis Market Overview

- 6,000,000 patients enter ER annually with abdominal pain
- 700,000 appendicitis surgeries annually; 1 in 7 are normal (unnecessary)
- CT scans considered best diagnostic method currently available
- Est. $4.5B - $9.0B spent just on CT scans annually
- Women have twice as many appendectomies as men, with only about half the number of cases of confirmed appendicitis
- 100K patients not diagnosed in time, resulting in life-threatening perforated appendix & emergency surgery
- U.S. Hospital charges for negative appendectomy: $1.5B+ annually

Aspen Bio Pharma

An Unmet Medical Need

- Significant cost, safety and accuracy issues surrounding high number of CT Scans
  - Expensive: $1,500 - $3,000 ea.
  - Error rates are between 15%-40%
  - Especially difficult in children/young adults due to low body fat
  - Health concerns due to radiation
- (Graff et al) 10 hospital study : avg. 18% of patients were mis-diagnosed and sent home with appendicitis (False Negatives)
- 15% - 20% of surgeries remove a normal appendix (False Positive)
- 30% of all surgery cases are perforations (already burst)

The Solution: AppyScore

- Appendicitis screening test for patients entering an Emergency Room/Urgent Care facility complaining of abdominal pain
- Unique, blood-based specialized assay test to detect a marker in the blood associated with appendicitis
- Marker demonstrates a linear (or direct) correlation to the histopathologic severity of appendicitis
- Guides physician in determining whether CT is required and help determine patient's level of risk for appendicitis
- Recently completed a large 400+ patient study
- FDA Pre-IDE completed, now officially pursuing 510(k) clearance

Aspen Bio Pharma

Key AppyScore™ Benefits

- Inexpensive, easy & safe blood test
  - Faster than CT Scan, results in approx. 45 min. vs. a few hours
  - 1/10 the cost of CT Scan (est., US)
- Makes the current standard of care better: combined specificity of 99%
- Accurate – 98% sensitivity
  - Reduces risk of being sent home with appendicitis
  - High level of confidence if test is negative
- Shown to reduce both unnecessary surgeries (58%) and the number of non-Appy CTs (42%) (Reducing cost /radiation exposure/concern)
- Improves diagnostic accuracy for women, children & young adults
- Mitigate one of the most litigated areas in medicine

Aspen Bio Pharma

Summary Comparison

Key Metric	AppyScore	CT Scan
Time	45 minutes	3 – 5 hours
Sensitivity	98%	60% - 85%
Cost	$200	$1,500 - $3,000
Concerns	None – Blood Test	▪ Radiation ▪ Difficult diagnosis in children/young adults due to low body fat

Aspen Bio Pharma

Strong Clinical Test Results

- Assay tested in several research trials involving several hundred patients
- First-generation triage test shown to be highly effective in identifying patients with appendicitis
- Recent 400+ patient trial demonstrated very high 98% sensitivity level
  - Correctly identified:
    - 95 of 97 patients with pathology confirmed appendicitis
    - 7 of 12 unnecessary surgeries (58%)
    - And would have saved 42% of CT scanned patients that did not have appendicitis
  - Test proved especially accurate in patients 30 years of age and under, which is also the age group most commonly afflicted with appendicitis

AppyScore™ Grading

Actual Cross Section of Appendix tissue shows Grade 1 thru Grade 4, per graph on next slide


1
2
3
4
Grade 2 clearly shows the early stage of infection
By Grade 4, infection is severe

AppyScore™ vs. AppyGrade™


AppyScore
140
120
100
80
60
40
20
0
Normal
n -100
Grade 1
n -39
Grade 2
n -6
Grade 3
n -23
Grade 4
n -7
AppyGrade

AppyScreen™

Qualitative Screening test for use in a physician's office, designed to….

- Help primary care doctor quickly screen & identify potential appendicitis patients, especially children & young adults
- Determine who should immediately go to the emergency room for further appropriate care, which would include a more quantitative AppyScore test

AspenBio Pharma

AppyScore/AppyScreen US Market Potential

Assume only 20% of 6 million U.S. cases given test:

1.2 million patients

x $200 per AspenBio Appendicitis test (gross sales est.)

= $240M Annual Gross Revenue – U.S. alone

"Standard of Care" – Strategy (highly accurate)

Assume 40% or 2.4 million patients

= $480M Annual Gross Revenue – U.S. alone

(Plus avoid billions of dollars in costly surgeries / CT Scans)

AppyScore & AppyScreen Path Forward

1. Complete required studies – gain US market entry as fast as possible
2. Secure the most attractive worldwide licensing deal
3. Approval and launch

Animal Healthcare

Aspen Bio Pharma

Animal Pharma Segment

- Substantial untapped market potential and economically driven
- Virtually all livestock species worldwide require reproduction improvement
- R & D + FDA approval process for animal products typically less costly & time-consuming than human drugs, i.e., 24 -36 months
- Attain FDA approval for animal drugs at significantly lower cost
- Limited market competition - especially as compared to human pharma market

Aspen Bio Pharma

Strong Growth in Animal Pharma

Animal therapeutics & diagnostics: $15.6 billion in 2003

By 2008 to reach $19.6 billion or up 26%



$20B
$15B
$10B
$5B
$0B
Billions
'01 '02 '03 '04 '05 '06 '07 '08
Therapeutics
Diagnostics

Source: BCC

Top Five Companies

- Merial - $2.0B
- Pfizer - $1.9B
- Intervet - $1.4B
- Wyeth - $837M
- Schering - $770M

Aspen Bio Pharma

Why are AspenBio's rDNA Hormones better?

AspenBio rDNA vs. Conventional (animal derived)

- More potent + active at a lower dose
- More stable + longer half-life
- No disease vector risk + non-immunogenic
- Key to efficacy + worldwide BSE (Mad cow) benefit
- Long patent protection period
- Less expensive to produce (Outsource to World Class mfg)
- No known competing recombinant technology

Aspen Bio Pharma

Problem: Low Cow Pregnancy Rates

- 9 Million dairy cattle in U.S. (125M worldwide)
- Cows need to be pregnant in order to produce milk
- Dairy cows bred year-round via AI (Artificial Insemination)
- Breed 100 dairy cows (avg.) and only about 30% pregnant 30-45 days later – much room for improvement (used to be 80%+)
- Repeat breeding costs $42 - $105 per cow
- Wastes critical time, money, and productivity
  - Est. as many as 20M AI attempts in US annually
  - Cows culled due to poor reproduction: $1.2B annually

Aspen Bio Pharma

Solution: StayBred™ (bLH)

- Drug given 5 days after AI to help maintain pregnancy
- Field trials indicate StayBred could improve pregnancy rates by 20-50%*
- 20 Million AI Attempts @ $10 dose = $200M gross annual US market potential
- Modest 20% adoption = $40M gross annual US market
- $80M annual US Market gross sales potential within 24 months post-FDA approval and launch

*Also, J Anim Sci. 2001 Nov;79(11):2881-94. Dr. Kevin McSweeney, unpublished data.

Aspen Bio Pharma

Potential Market & Revenue Estimates

Late-Stage Product	Type	Global Market Size, est.	Initial Annual Revenue, est.
AppyScore™ **AppyScreen™**	Test	$1B+	$100M - $200M
StayBred™	Drug	$200M+	$20M - $80M
BoviPure FSH™	Drug	$25M	$6.0M - $16M
SurBred™	Test	$20M	$8.0M - $10M

- All products planned to be sold through a marketing partner
- Initial annual revenue estimates based on 18 - 24 months post full approval/launch

Aspen Bio Pharma

Summary Financials

Condensed Statements of Operations Data:	Three Months Ended September 30, 2007	Three Months Ended September 30, 2006	Nine Months Ended September 30, 2007	Nine Months Ended September 30, 2006	Fiscal Year Ended December 31, 2006	Fiscal Year Ended December 31, 2005	Fiscal Year Ended December 31, 2004
Sales	$210,553	$392,715	$723,113	$740,518	$1,140,209	$859,921	$804,101
Total operating expenses	2,200,439	939,036	4,397,446	2,487,164	3,385,288	2,253,537	2,100,741
Operating loss	(2,222,161)	(776,024)	(4,223,693)	(2,095,849)	(2,951,785)	(1,902,228)	(1,772,316)
Interest income (expense):							
Interest expense	(60,086)	(60,570)	(178,557)	(185,610)	(245,958)	(255,116)	(323,824)
Interest income	140,222	24,403	308,073	67,837	88,912	43,555	4,564
Total interest income (expense), net	80,136	(36,167)	129,516	(117,773)	(157,046)	(211,561)	(319,260)
Net loss	($2,142,025)	($812,191)	($4,094,177)	($2,213,622)	($3,108,831)	($2,113,789)	($2,091,576)
Basic and diluted net loss per share	($0.08)	($0.05)	($0.16)	($0.13)	($0.18)	($0.15)	($0.19)
Basic and diluted weighted average number of shares outstanding	27,977,752	17,937,117	25,395,260	17,187,183	17,400,327	14,388,484	10,935,928

Condensed Balance Sheet Data:	As of 9/30/2007	As of 12/31/2006
Cash and cash equivalents	$10,276,941	$3,529,262
Working capital	9,160,168	3,604,942
Total assets	15,874,666	8,748,197
Longterm obligations net of current portion	3,044,526	3,422,726
Total stockholders equity	10,853,764	4,424,973

Aspen Bio Pharma

Intellectual Property

- Premier reproduction drug patent portfolio - over 85 active and inactive patents and patents pending with reference to our exclusive license with Washington University.
- Beginning in 2004 –extensive establishment of worldwide IP for the appendicitis testing technology and products. (First in the world.)
- Extensive appendicitis filings (Methods and Devices for Diagnosing Appendicitis) in US, PCT signatory countries plus we are already at the national stage of filings in 60 countries outside of US and PCT.
- Additional patent filings and highly favorable independent IP firm patent reviews have been completed.

Aspen Bio Pharma

Key Milestones

Event	Timing
AppyScore	
✓ Clinical results	Q4:07
✓ FDA decision regarding regulatory pathway	Q4:07
▪ Additional efficacy trials	1H:2008
▪ 510(k) filing	Q3:2008
▪ FDA approval	Q4:2008
▪ Marketing partner	2008

Key "Take Aways"

- Set for rapid growth in high-margin business
- Breakthrough Human Appendicitis Triage Blood Test recently received FDA IVD 510K pathway approval
- Looking to license AppyScore /AppyScreen to well-positioned worldwide partner in $1+ billion potential global market
- Attractive marketing partnership & licensing potential with large animal pharma companies